Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended March 31, 2018

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to our post-acquisition integration of The Chubb Corporation.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Catastrophe Losses	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 8

III.	Global P&C Results
	- Global P&C Underwriting Results—Consecutive Quarters	9

IV.	Segment Results
	- North America Commercial P&C Insurance	10
	- North America Personal P&C Insurance	11
	- North America Agricultural Insurance	12
	- Overseas General Insurance	13 - 14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

V.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24
	- Debt and Capital	25
	- Computation of Basic and Diluted Earnings Per Share	26
	- Book Value and Book Value per Common Share	27

VI.	Other Disclosures
	- Non-GAAP Financial Measures	28 - 31
	- Glossary	32

The 2017 gross premiums written and net premiums written amounts for the North America Commercial P&C Insurance and Overseas General Insurance segments have been revised to reflect the transfer of certain multinational accounts between these segments to better align the reporting with the management of these businesses in 2018. The North America Commercial P&C Insurance segment transfers to (from) Overseas General Insurance segment in 2017 were: $12 million for Q1, $1 million for Q2, $3 million for Q3 and ($7) million for Q4. There is no impact on a consolidated basis.

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

			% Change	% Change ex Merger Actions (1)		Constant $ % Change	C$ % Change ex Merger Actions (1)
	Three months ended March 31		1Q-18 vs.	1Q-18 vs.	Constant $	1Q-18 vs.	1Q-18 vs.
	2018	2017	1Q-17	1Q-17	2017	1Q-17	1Q-17
Gross premiums written	$8,733	$8,401	3.9%		$8,584	1.7%
Net premiums written	$7,104	$6,710	5.9%		$6,865	3.5%
P&C net premiums written	$6,545	$6,186	5.8%	6.6%	$6,332	3.4%	4.1%
Global P&C net premiums written	$6,437	$6,125	5.1%	5.9%	$6,271	2.6%	3.4%
Net premiums earned	$7,027	$6,772	3.8%		$6,898	1.9%
Net investment income	$806	$745	8.2%		$750	7.5%
Adjusted net investment income	$877	$836	4.9%		$841	4.3%
Core operating income	$1,097	$1,175	-6.6%		$1,190	-7.8%
Net income	$1,082	$1,093	-1.1%
Operating cash flow	$551	$1,013
P&C combined ratio
Loss and loss expense ratio	60.0%	57.4%
Underwriting and administrative expense ratio	30.1%	30.1%

Combined ratio	90.1%	87.5%
P&C Current Accident Year (CAY) combined ratio—ex Catastrophe losses (Cats)
Loss and loss expense ratio—ex Cats and PPD	57.7%	58.1%
Underwriting and administrative expense ratio—ex Cats and PPD	29.9%	29.9%

CAY combined ratio ex Cats	87.6%	88.0%
ROE	8.4%	9.0%
Core operating return on equity (ROE)	8.7%	9.9%
Effective tax rate (2)	11.1%	10.5%
Core operating effective tax rate (2)	12.0%	14.0%
Diluted earnings per share
Net income	$2.30	$2.31	-0.4%
Core operating income	$2.34	$2.48	-5.6%
Weighted average basic common shares outstanding	465.7	468.9
Weighted average diluted common shares outstanding	469.5	472.7

		December 31 2017	% Change 1Q-18 vs 4Q-17
Book value per common share	$110.10	$110.32	-0.2%
Book value per common share excluding foreign currency (3)	$109.43	$110.32	-0.8%
Tangible book value per common share	$65.65	$65.87	-0.3%
Tangible book value per common share excluding foreign currency (3)	$65.35	$65.87	-0.8%
Total hybrid & financial debt/capitalization	22.4%	20.1%

(1)	Net premiums written were adversely impacted by merger-related actions of $48 million in Q1 2018.
(2)	The core operating effective tax rate is lower in 2018, primarily reflecting the favorable impact of the 2017 tax reform and higher U.S. catastrophe losses in the quarter. Additionally, the impact of the lower U.S. tax rate on integration and fair value amortization expenses, as well as the impact of lower tax benefit resulting from a reduction in integration expenses, increased the overall effective tax rate in the current year.
(3)	For 2018, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the quarter.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

		1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
	Gross premiums written	$8,733	$8,960	$9,710	$9,305	$8,401	$36,376
	Net premiums written	7,104	7,051	7,902	7,581	6,710	29,244
	Net premiums earned	7,027	7,218	7,807	7,237	6,772	29,034
(1)	Adjusted losses and loss expenses	4,100	4,272	6,252	4,148	3,789	18,461
	Realized (gains) losses on crop derivatives	(2)	—	5	2	—	7

	Losses and loss expenses	4,102	4,272	6,247	4,146	3,789	18,454
	Policy benefits	151	176	169	163	168	676
	Policy acquisition costs	1,464	1,447	1,488	1,449	1,397	5,781
	Administrative expenses	692	737	714	706	676	2,833
(2)	Adjusted net investment income	877	873	893	855	836	3,457
	Amortization expense of fair value adjustment on acquired invested assets	(71)	(76)	(80)	(85)	(91)	(332)

	Net investment income	806	797	813	770	745	3,125
(3)	Adjusted realized gains (losses)	(4)	—	(5)	103	(7)	91
	Realized gains (losses) on crop derivatives	2	—	(5)	(2)	—	(7)

	Net realized gains (losses)	(2)	—	(10)	101	(7)	84
(4)	Adjusted interest expense	169	168	162	160	166	656
	Amortization benefit of fair value adjustment on acquired long term debt	(12)	(12)	(12)	(13)	(12)	(49)

	Interest expense	157	156	150	147	154	607
	Gains (losses) from fair value changes in separate account assets	6	27	24	16	30	97
	Net realized gains (losses) related to unconsolidated entities	44	122	89	143	52	406
	Other income (expense)—operating	(3)	(82)	5	(14)	(12)	(103)

	Other income (expense)	47	67	118	145	70	400
	Amortization expense of purchased intangibles	85	66	65	65	64	260
	Chubb integration expenses	10	77	50	72	111	310
	Income tax expense (benefit)	135	(382)	(85)	200	128	(139)

	Net income (loss)	$1,082	$1,533	$(70)	$1,305	$1,093	$3,861

(1)	Adjusted losses and loss expenses used throughout this report include realized gains and losses on crop derivatives.
(2)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(3)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(4)	Adjusted interest expense used throughout this report excludes amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,141	$8,374	$9,142	$8,748	$7,851	$34,115
Net premiums written	6,545	6,496	7,363	7,058	6,186	27,103
Net premiums earned	6,487	6,665	7,280	6,722	6,266	26,933
Adjusted losses and loss expenses	3,895	4,089	6,071	3,966	3,596	17,722
Policy acquisition costs	1,336	1,293	1,356	1,319	1,283	5,251
Administrative expenses	614	660	637	629	604	2,530

P&C Underwriting income (loss)	$642	$623	$(784)	$808	$783	$1,430

P&C CAY Underwriting income ex Cats	$813	$912	$839	$838	$758	$3,347
% Change versus prior year period
Net premiums written	5.8%	1.7%	4.6%	-0.8%	12.9%	4.2%
Net premiums written excluding merger-related actions (1)	6.6%	3.7%	3.9%	2.0%	17.9%	6.3%
Net premiums earned	3.5%	2.2%	1.5%	-2.5%	2.7%	0.9%
Net premiums written constant $	3.4%	0.5%	4.6%	-0.2%	13.4%	4.2%
Net premiums written constant $ excluding merger-related actions (1)	4.1%	2.5%	4.0%	2.6%	18.5%	6.2%
Net premiums earned constant $	1.6%	1.0%	1.3%	-2.0%	2.8%	0.7%
P&C combined ratio
Loss and loss expense ratio	60.0%	61.4%	83.4%	59.0%	57.4%	65.8%
Policy acquisition cost ratio	20.6%	19.4%	18.6%	19.6%	20.5%	19.5%
Administrative expense ratio	9.5%	9.9%	8.8%	9.4%	9.6%	9.4%

Combined ratio	90.1%	90.7%	110.8%	88.0%	87.5%	94.7%

CAY P&C combined ratio—ex Cats
Loss and loss expense ratio—ex Cats and PPD	57.7%	57.1%	61.3%	58.6%	58.1%	58.8%
Underwriting and administrative expense ratio—ex Cats and PPD	29.9%	29.3%	27.2%	28.9%	29.9%	28.8%

CAY combined ratio ex Cats	87.6%	86.4%	88.5%	87.5%	88.0%	87.6%

Other ratios
Net premiums written/gross premiums written	80%	78%	81%	81%	79%	79%
Expense ratio	30.1%	29.3%	27.4%	29.0%	30.1%	28.9%
Expense ratio excluding A&H	27.9%	27.2%	25.1%	27.1%	28.0%	26.8%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$(15)	$22	$—	$—	$7
Catastrophe losses—pre-tax	$380	$432	$1,915	$200	$206	$2,753
Favorable prior period development (PPD)—pre-tax	$(209)	$(158)	$(270)	$(170)	$(231)	$(829)

(1)	Net premiums written were adversely impacted by merger-related actions of $48 million in Q1 2018.

Note: Refer to the Non-GAAP financial measures section for further information on the calculation of the components of combined ratios.

P&C Results	Page 3

Chubb Limited

Segments results—Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

Chubb Limited Catastrophe Loss Charges—Q1 2018

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Total Consolidated
Catastrophe Loss Charges by Event—Gross
Northeast Winter Storms	$57	$171	$1	$—	$2	$231
California Mudslides	4	177	—	1	—	182
Other	24	31	—	21	—	76

Total	$85	$379	$1	$22	$2	$489

Catastrophe Loss Charges by Event—Net
Northeast Winter Storms	$53	$139	$1	$—	$2	$195
California Mudslides	4	120	—	1	—	125
Other	21	25	—	14	—	60

Total	$78	$284	$1	$15	$2	$380
Reinstatement premiums	—	—	—	—	—	—

Total impact before income tax	$78	$284	$1	$15	$2	$380

Income tax benefit						77

Total impact after income tax						$303

Catastrophe Losses	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	March 31 2018	December 31 2017
Assets
Fixed maturities available for sale, at fair value	$79,111	$78,939
Fixed maturities held to maturity, at amortized cost	14,253	14,335
Equity securities, at fair value	948	937
Short-term investments, at fair value	2,874	3,561
Other investments	4,919	4,672

Total investments	102,105	102,444
Cash	1,988	728
Securities lending collateral	2,039	1,737
Insurance and reinsurance balances receivable	9,570	9,334
Reinsurance recoverable on losses and loss expenses	14,982	15,034
Deferred policy acquisition costs	4,843	4,723
Value of business acquired	321	326
Prepaid reinsurance premiums	2,600	2,529
Goodwill and other intangible assets	22,123	22,054
Investments in partially-owned insurance companies	664	662
Other assets	7,546	7,451

Total assets	$168,781	$167,022

Liabilities
Unpaid losses and loss expenses	$63,139	$63,179
Unearned premiums	15,495	15,216
Future policy benefits	5,412	5,321
Insurance and reinsurance balances payable	6,148	5,868
Securities lending payable	2,039	1,737
Accounts payable, accrued expenses, and other liabilities	10,030	10,953
Deferred tax liabilities	468	699
Short-term debt	1,669	1,013
Long-term debt	12,786	11,556
Trust preferred securities	308	308

Total liabilities	117,494	115,850
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	51,789	50,629
Accumulated other comprehensive income (loss) (AOCI)	(502)	543

Total shareholders’ equity	51,287	51,172

Total liabilities and shareholders’ equity	$168,781	$167,022

Book value per common share	$110.10	$110.32
% change over prior quarter	-0.2%	1.5%
Tangible book value per common share	$65.65	$65.87
% change over prior quarter	-0.3%	1.2%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	1Q-18	1Q-17	% Change 1Q-18 vs. 1Q-17
Net premiums written
Commercial multiple peril (1)	$201	$201	0.0%
Commercial casualty	1,145	1,049	9.2%
Workers’ compensation	624	588	6.1%
Professional liability	773	763	1.3%
Surety	161	150	7.3%
Property and other short-tail lines	1,040	1,044	-0.4%

Total Commercial P&C	3,944	3,795	3.9%
Agriculture	108	61	76.2%
Personal automobile—North America	184	165	11.5%
Personal automobile—International	214	186	15.1%
Personal homeowners	738	697	5.9%
Personal other	387	362	6.9%

Total Personal lines	1,523	1,410	8.0%
Total Property and Casualty lines	5,575	5,266	5.9%
Global A&H lines (2)	1,072	994	7.8%
Reinsurance lines	193	199	-3.0%
Life	264	251	5.2%

Total consolidated	$7,104	$6,710	5.9%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,812	$1,048	$108	$2,384	$193	$—	$6,545	$559	$7,104
Net premiums earned	3,029	1,140	43	2,107	168	—	6,487	540	7,027
Adjusted losses and loss expenses	1,908	886	(55)	1,078	67	11	3,895	205	4,100
Policy benefits	—	—	—	—	—	—	—	151	151
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(6)	(6)
Policy acquisition costs	472	237	(1)	588	40	—	1,336	128	1,464
Administrative expenses	231	65	(3)	239	10	72	614	78	692

Underwriting income (loss)	418	(48)	102	202	51	(83)	642	(16)	626
Adjusted net investment income	503	59	7	151	64	10	794	83	877
Other income (expense)—operating (1)	6	—	—	(7)	7	(7)	(1)	(2)	(3)
Amortization expense of purchased intangibles	—	(3)	(7)	(10)	—	(64)	(84)	(1)	(85)

Segment income (loss)	$927	$8	$102	$336	$122	$(144)	$1,351	$64	$1,415

Adjusted interest expense						(169)			(169)
Income tax expense						(149)			(149)

Core operating income (loss)						(462)			1,097
Chubb integration expenses, net of $2 million tax benefit						(8)			(8)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $9 million tax benefit (2)						(50)			(50)
Adjusted net realized gains (losses), net of $3 million tax benefit (3)						43			43

Net income (loss)						$(477)			$1,082

Combined ratio	86.2%	104.2%	NM	90.4%	69.5%		90.1%
CAY combined ratio ex Cats	87.0%	79.7%	67.7%	90.7%	77.0%		87.6%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consolidated Results 2018	Page 7

Chubb Limited

Consolidated Results

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q1 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,730	$984	$61	$2,212	$199	$—	$6,186	$524	$6,710
Net premiums earned	3,041	1,086	14	1,936	189	—	6,266	506	6,772
Adjusted losses and loss expenses	1,860	633	(73)	1,071	94	11	3,596	193	3,789
Policy benefits	—	—	—	—	—	—	—	168	168
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(30)	(30)
Policy acquisition costs	487	217	(1)	529	51	—	1,283	114	1,397
Administrative expenses	231	65	(5)	245	10	58	604	72	676

Underwriting income (loss)	463	171	93	91	34	(69)	783	(11)	772
Adjusted net investment income	478	55	6	148	62	12	761	75	836
Other income (expense)—operating (1)	(4)	(1)	—	1	—	(7)	(11)	(1)	(12)
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(42)	(63)	(1)	(64)

Segment income (loss)	$937	$222	$92	$229	$96	$(106)	$1,470	$62	$1,532

Adjusted interest expense						(166)			(166)
Income tax expense						(191)			(191)

Core operating income (loss)						(463)			1,175
Chubb integration expenses, net of $37 million tax benefit						(74)			(74)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $24 million tax benefit (2)						(55)			(55)
Adjusted net realized gains (losses), net of $2 million tax benefit (3)						47			47

Net income (loss)						$(545)			$1,093

Combined ratio	84.8%	84.2%	NM	95.3%	82.1%		87.5%
CAY combined ratio ex Cats	87.9%	78.3%	74.6%	92.1%	77.0%		88.0%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consolidated Results 2017	Page 8

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 10), North America Personal P&C Insurance segment (refer to page 11), Overseas General Insurance segment (refer to page 13), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Global P&C Underwriting income
Gross premiums written	$7,936	$8,098	$7,839	$8,179	$7,684	$31,800
Net premiums written	6,437	6,370	6,437	6,655	6,125	25,587
Net premiums earned	6,444	6,413	6,382	6,378	6,252	25,425
Adjusted losses and loss expenses	3,950	4,029	5,307	3,674	3,669	16,679
Policy acquisition costs	1,337	1,287	1,307	1,292	1,284	5,170
Administrative expenses	617	664	638	627	609	2,538

Global P&C Underwriting income (loss)	$540	$433	$(870)	$785	$690	$1,038

Global P&C CAY Underwriting income ex Cats	$786	$758	$752	$807	$739	$3,056
% Change versus prior year period
Net premiums written	5.1%	0.3%	4.0%	-1.2%	13.1%	3.6%
Net premiums written excluding merger-related actions (1)	5.9%	2.3%	3.3%	1.7%	18.2%	5.8%
Net premiums earned	3.1%	0.6%	0.4%	-2.9%	2.9%	0.2%
Net premiums written constant $	2.6%	-0.8%	4.0%	-0.6%	13.7%	3.6%
Net premiums written constant $ excluding merger-related actions (1)	3.4%	1.2%	3.3%	2.4%	18.7%	5.8%
Net premiums earned constant $	1.2%	-0.6%	0.3%	-2.3%	3.0%	0.0%
Combined ratio
Loss and loss expense ratio	61.3%	62.8%	83.1%	57.6%	58.7%	65.6%
Policy acquisition cost ratio	20.8%	20.1%	20.5%	20.3%	20.5%	20.3%
Administrative expense ratio	9.5%	10.4%	10.0%	9.8%	9.8%	10.0%

Combined ratio	91.6%	93.3%	113.6%	87.7%	89.0%	95.9%

CAY combined ratio—ex Cats
Loss and loss expense ratio—ex Cats and PPD	57.6%	57.9%	58.0%	57.3%	57.9%	57.8%
Underwriting and administrative expense ratio—ex Cats and PPD	30.2%	30.3%	30.2%	30.1%	30.3%	30.2%

CAY combined ratio ex Cats	87.8%	88.2%	88.2%	87.4%	88.2%	88.0%

Other ratios
Net premiums written/gross premiums written	81%	79%	82%	81%	80%	80%
Expense ratio	30.3%	30.5%	30.5%	30.1%	30.3%	30.3%
Expense ratio excluding A&H	28.2%	28.4%	28.3%	28.2%	28.1%	28.3%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$(15)	$22	$—	$—	$7
Catastrophe losses—pre-tax	$379	$432	$1,910	$192	$201	$2,735
Favorable prior period development (PPD)—pre-tax	$(133)	$(122)	$(266)	$(170)	$(152)	$(710)

(1)	Net premiums written were adversely impacted by merger-related actions of $48 million in Q1 2018.

Global P&C	Page 9

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Gross premiums written (1)	$3,678	$4,102	$3,919	$4,077	$3,653	$15,751
Net premiums written (1)	2,812	3,000	3,086	3,203	2,730	12,019
Net premiums earned	3,029	3,035	3,016	3,099	3,041	12,191
Losses and loss expenses	1,908	1,911	2,580	1,936	1,860	8,287
Policy acquisition costs	472	453	469	464	487	1,873
Administrative expenses	231	253	256	241	231	981

Underwriting income (loss)	418	418	(289)	458	463	1,050
Net investment income	503	496	497	490	478	1,961
Other income (expense)—operating	6	(5)	4	4	(4)	(1)

Segment income	$927	$909	$212	$952	$937	$3,010

CAY Underwriting income ex Cats	$395	$386	$346	$429	$367	$1,528
Combined ratio
Loss and loss expense ratio	63.0%	63.0%	85.5%	62.5%	61.2%	68.0%
Policy acquisition cost ratio	15.6%	14.9%	15.5%	15.0%	16.0%	15.4%
Administrative expense ratio	7.6%	8.3%	8.6%	7.7%	7.6%	8.0%

Combined ratio	86.2%	86.2%	109.6%	85.2%	84.8%	91.4%

CAY combined ratio—ex Cats
Loss and loss expense ratio—ex Cats and PPD	64.0%	64.1%	65.2%	63.4%	64.4%	64.3%
Underwriting and administrative expense ratio—ex Cats and PPD	23.0%	23.2%	23.5%	22.7%	23.5%	23.2%

CAY combined ratio ex Cats	87.0%	87.3%	88.7%	86.1%	87.9%	87.5%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(1)	$(3)	$—	$—	$(4)
Catastrophe losses—pre-tax	$78	$167	$868	$102	$83	$1,220
Favorable prior period development (PPD)—pre-tax (2)	$(101)	$(200)	$(236)	$(131)	$(179)	$(746)
% Change versus prior year period
Net premiums written	3.0%	-2.7%	-0.7%	-1.3%	18.6%	2.4%
Net premiums written excluding merger-related actions (3)	4.4%	-1.0%	1.1%	1.3%	22.2%	4.7%
Net premiums earned	-0.4%	-1.7%	-2.3%	-1.6%	5.0%	-0.2%
Other ratios
Net premiums written/gross premiums written	76%	73%	79%	79%	75%	76%
Production by Size
Net Premiums Written (1)
Major Accounts & Specialty (4)	$1,630	$1,753	$1,786	$1,965	$1,572	$7,076
Commercial (4)	1,182	1,247	1,300	1,238	1,158	4,943

Total	$2,812	$3,000	$3,086	$3,203	$2,730	$12,019

(1)	2017 amounts (Q1: $12 million; Q2: $1 million; Q3: $3 million; Q4: $(7) million) have been revised to reflect the North America Commercial P&C Insurance segment transfer of certain multinational accounts to (from) the Overseas General Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.
(2)	For Q1 2018, favorable prior period development is net of $6 million of unfavorable expense adjustments and $4 million of unfavorable reinstatement premium adjustments. For Q1 2017, favorable prior period development is net of $9 million of favorable reinstatement premium adjustments.
(3)	Q1 2018 includes the adverse impact of merger-related actions, respectively, as follows: Major Accounts & Specialty $38 million and Commercial $2 million.
(4)	Major Accounts & Specialty: principally large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 10

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Gross premiums written	$1,181	$1,260	$1,338	$1,409	$1,145	$5,152
Net premiums written	1,048	1,100	1,194	1,255	984	4,533
Net premiums earned	1,140	1,103	1,117	1,093	1,086	4,399
Losses and loss expenses	886	887	1,062	683	633	3,265
Policy acquisition costs	237	226	226	230	217	899
Administrative expenses	65	72	61	66	65	264

Underwriting income (loss)	(48)	(82)	(232)	114	171	(29)
Net investment income	59	58	57	56	55	226
Other expense—operating	—	(1)	(1)	(1)	(1)	(4)
Amortization expense of purchased intangibles	(3)	(4)	(4)	(5)	(3)	(16)

Segment income (loss)	$8	$(29)	$(180)	$164	$222	$177

CAY Underwriting income ex Cats	$230	$218	$251	$228	$236	$933
Combined ratio
Loss and loss expense ratio	77.7%	80.4%	95.1%	62.4%	58.3%	74.2%
Policy acquisition cost ratio	20.8%	20.5%	20.2%	21.1%	20.0%	20.4%
Administrative expense ratio	5.7%	6.6%	5.5%	6.1%	5.9%	6.1%

Combined ratio	104.2%	107.5%	120.8%	89.6%	84.2%	100.7%

CAY combined ratio—ex Cats
Loss and loss expense ratio—ex Cats and PPD	53.3%	54.0%	51.9%	52.1%	52.4%	52.6%
Underwriting and administrative expense ratio—ex Cats and PPD	26.4%	26.5%	25.6%	27.2%	25.9%	26.3%

CAY combined ratio ex Cats	79.7%	80.5%	77.5%	79.3%	78.3%	78.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(19)	$(3)	$—	$—	$(22)
Catastrophe losses—pre-tax	$284	$278	$448	$77	$68	$871
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(6)	$3	$32	$37	$(3)	$69
% Change versus prior year period
Net premiums written	6.5%	5.8%	18.0%	2.0%	13.0%	9.1%
Net premiums earned	5.1%	2.6%	3.4%	-4.0%	6.0%	1.9%
Other ratios
Net premiums written/gross premiums written	89%	87%	89%	89%	86%	88%

NA Personal	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Gross premiums written	$205	$276	$1,303	$569	$167	$2,315
Net premiums written	108	126	926	403	61	1,516
Net premiums earned	43	252	898	344	14	1,508
Adjusted losses and loss expenses (1)	(55)	60	764	292	(73)	1,043
Policy acquisition costs	(1)	6	49	27	(1)	81
Administrative expenses	(3)	(4)	(1)	2	(5)	(8)

Underwriting income	102	190	86	23	93	392
Net investment income	7	7	6	6	6	25
Other expense—operating	—	(1)	—	(1)	—	(2)
Amortization expense of purchased intangibles	(7)	(7)	(8)	(7)	(7)	(29)

Segment income	$102	$189	$84	$21	$92	$386

CAY Underwriting income ex Cats	$27	$154	$87	$31	$19	$291
Combined ratio
Loss and loss expense ratio	NM	23.7%	85.1%	85.2%	NM	69.2%
Policy acquisition cost ratio	NM	2.4%	5.4%	7.7%	NM	5.4%
Administrative expense ratio	NM	-1.7%	-0.1%	0.4%	NM	-0.6%

Combined ratio	NM	24.4%	90.4%	93.3%	NM	74.0%

CAY combined ratio—ex Cats
Loss and loss expense ratio—ex Cats and PPD	68.9%	36.9%	84.9%	83.0%	75.8%	76.2%
Underwriting and administrative expense ratio—ex Cats and PPD	-1.2%	3.1%	5.4%	8.1%	-1.2%	5.3%

CAY combined ratio ex Cats	67.7%	40.0%	90.3%	91.1%	74.6%	81.5%

Catastrophe losses—pre-tax	$1	$—	$5	$8	$5	$18
Favorable prior period development (PPD)—pre-tax (2)	$(76)	$(36)	$(4)	$—	$(79)	$(119)
% Change versus prior year period
Net premiums written	76.2%	214.3%	9.0%	7.7%	-4.6%	14.2%
Net premiums earned	214.2%	72.3%	9.6%	5.4%	-41.6%	14.6%
Other ratios
Net premiums written/gross premiums written	53%	46%	71%	71%	37%	66%

(1)	Includes realized gains/losses on crop derivatives.
(2)	For Q1 2018, favorable prior period development is net of $40 million unfavorable net earned premium adjustments and $4 million of favorable profit-sharing commissions. For Q1 2017, favorable prior period development is net of $61 million unfavorable net earned premium adjustments and $4 million of favorable profit-sharing commissions.

NA Agriculture	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Gross premiums written (1)	$2,872	$2,632	$2,380	$2,465	$2,674	$10,151
Net premiums written (1)	2,384	2,165	1,966	2,007	2,212	8,350
Net premiums earned	2,107	2,113	2,064	2,018	1,936	8,131
Losses and loss expenses	1,078	965	1,281	964	1,071	4,281
Policy acquisition costs	588	568	569	555	529	2,221
Administrative expenses	239	248	246	243	245	982

Underwriting income (loss)	202	332	(32)	256	91	647
Net investment income	151	150	164	148	148	610
Other income (expense)—operating	(7)	(10)	10	3	1	4
Amortization expense of purchased intangibles	(10)	(12)	(11)	(11)	(11)	(45)

Segment income	$336	$460	$131	$396	$229	$1,216

CAY Underwriting income ex Cats	$195	$204	$195	$178	$153	$730
Combined ratio
Loss and loss expense ratio	51.1%	45.7%	62.1%	47.8%	55.3%	52.6%
Policy acquisition cost ratio	27.9%	26.9%	27.6%	27.5%	27.3%	27.3%
Administrative expense ratio	11.4%	11.7%	11.9%	12.0%	12.7%	12.1%

Combined ratio	90.4%	84.3%	101.6%	87.3%	95.3%	92.0%

CAY combined ratio—ex Cats
Loss and loss expense ratio—ex Cats and PPD	51.4%	51.6%	51.3%	51.6%	52.1%	51.7%
Underwriting and administrative expense ratio—ex Cats and PPD	39.3%	38.7%	39.3%	39.6%	40.0%	39.3%

CAY combined ratio ex Cats	90.7%	90.3%	90.6%	91.2%	92.1%	91.0%

Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$5	$(9)	$—	$—	$(4)
Catastrophe losses—pre-tax	$15	$(55)	$326	$10	$50	$331
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(22)	$(68)	$(108)	$(88)	$12	$(252)
% Change versus prior year period
Net premiums written	7.8%	2.5%	1.3%	-1.1%	8.3%	2.8%
Net premiums earned	8.8%	3.1%	1.4%	-3.6%	-0.9%	0.0%
Net premiums written constant $	1.4%	-0.2%	1.3%	0.3%	10.0%	2.8%
Net premiums earned constant $	3.0%	0.2%	0.9%	-2.3%	-0.3%	-0.4%
Other ratios
Net premiums written/gross premiums written	83%	82%	83%	81%	83%	82%

(1)	2017 amounts (Q1: $12 million; Q2: $1 million; Q3: $3 million; Q4: $(7) million) have been revised to reflect the North America Commercial P&C Insurance segment transfer of certain multinational accounts to (from) the Overseas General Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.

Overseas General Insurance	Page 13

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

Overseas General Insurance—Production by Region

	1Q-18	1Q-17	% Change 1Q-18 vs. 1Q-17	Constant $ 1Q-17	Constant $ % Change 1Q-18 vs. 1Q-17
Net premiums written
Europe	$1,110	$1,030	7.8%	$1,128	-1.6%
Latin America	528	497	6.2%	507	4.1%
Asia	657	577	13.9%	604	8.8%
Other (1) (2)	89	108	-17.6%	112	-20.5%

Total	$2,384	$2,212	7.8%	$2,351	1.4%

(1)	Q1 2017 was revised to include $12 million, representing the transfer of certain multinational accounts from the North America Commercial P&C Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.
(2)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. - Region	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Gross premiums written	$205	$104	$202	$228	$212	$746
Net premiums written	193	105	191	190	199	685
Net premiums earned	168	162	185	168	189	704
Losses and loss expenses	67	126	295	46	94	561
Policy acquisition costs	40	40	43	43	51	177
Administrative expenses	10	11	11	12	10	44

Underwriting income (loss)	51	(15)	(164)	67	34	(78)
Net investment income	64	66	80	65	62	273
Other income (expense)—operating	7	(1)	3	(1)	—	1

Segment income (loss)	$122	$50	$(81)	$131	$96	$196

CAY Underwriting income ex Cats	$39	$32	$26	$39	$42	$139
Combined ratio
Loss and loss expense ratio	40.1%	78.9%	158.2%	27.8%	49.6%	79.8%
Policy acquisition cost ratio	23.6%	24.4%	23.4%	25.7%	26.8%	25.1%
Administrative expense ratio	5.8%	6.9%	5.8%	6.7%	5.7%	6.3%

Combined ratio	69.5%	110.2%	187.4%	60.2%	82.1%	111.2%

CAY combined ratio—ex Cats
Loss and loss expense ratio—ex Cats and PPD	47.7%	50.1%	46.5%	44.4%	43.2%	46.0%
Underwriting and administrative expense ratio—ex Cats and PPD	29.3%	31.3%	35.7%	32.6%	33.8%	33.2%

CAY combined ratio ex Cats	77.0%	81.4%	82.2%	77.0%	77.0%	79.2%

Catastrophe reinstatement premiums collected—pre-tax	$—	$—	$37	$—	$—	$37
Catastrophe losses—pre-tax	$2	$42	$268	$3	$—	$313
Unfavorable (favorable) prior period development (PPD)—pre-tax (1)	$(14)	$5	$(41)	$(31)	$8	$(59)
% Change versus prior year period
Net premiums written as reported	-3.0%	-8.2%	47.1%	-17.7%	-0.9%	1.4%
Net premiums earned as reported	-11.0%	-3.4%	20.4%	-9.6%	-6.4%	-0.7%
Net premiums written constant $	-4.8%	-9.3%	47.9%	-16.5%	0.2%	2.2%
Net premiums earned constant $	-12.8%	-5.1%	20.0%	-8.1%	-5.5%	-0.4%
Other ratios
Net premiums written/gross premiums written	94%	100%	95%	83%	94%	92%

(1)	For Q1 2018, favorable prior period development includes $1 million of unfavorable net earned premium adjustments. For Q1 2017, unfavorable prior period development includes $7 million of favorable net earned premium adjustments.

Global Reinsurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Gross premiums written	$592	$586	$568	$557	$550	$2,261
Net premiums written	559	555	539	523	524	2,141
Net premiums earned	540	553	527	515	506	2,101
Losses and loss expenses	205	183	181	182	193	739
Policy benefits (1)	151	176	169	163	168	676
(Gains) losses from fair value changes in separate account assets (1)	(6)	(27)	(24)	(16)	(30)	(97)
Policy acquisition costs	128	154	132	130	114	530
Administrative expenses	78	77	77	77	72	303
Net investment income	83	83	78	77	75	313

Life Insurance underwriting income (2)	67	73	70	56	64	263
Other expense—operating	(2)	(3)	(5)	(4)	(1)	(13)
Amortization expense of purchased intangibles	(1)	—	(1)	—	(1)	(2)

Segment income	$64	$70	$64	$52	$62	$248

% Change versus prior year period
Net premiums written	6.7%	1.2%	1.1%	-0.7%	1.6%	0.8%
Net premiums earned	6.8%	3.5%	2.8%	0.8%	1.6%	2.2%
Net premiums written constant $	5.0%	0.3%	1.1%	-1.0%	0.9%	0.3%
Net premiums earned constant $	5.0%	2.3%	2.8%	0.5%	0.7%	1.6%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	1Q-18	1Q-17	% Change 1Q-18 vs. 1Q-17	Constant $ % Change 1Q-18 vs. 1Q-17
International life insurance net premiums written	$217	$198	10.0%	6.2%
International life insurance deposits (3)	379	310	22.0%	16.9%

Total international life insurance net premiums written and deposits	$596	$508	17.3%	12.8%

International life insurance segment income	$17	$13	32.5%	32.6%

(3)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Gross premiums written	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—
Losses and loss expenses	11	140	89	45	11	285
Policy acquisition costs	—	—	—	—	—	—
Administrative expenses	72	80	64	65	58	267

Underwriting loss	(83)	(220)	(153)	(110)	(69)	(552)
Adjusted net investment income	10	13	11	13	12	49
Other expense—operating	(7)	(61)	(6)	(14)	(7)	(88)
Adjusted interest expense (1)	(169)	(168)	(162)	(160)	(166)	(656)
Amortization (expense) benefit of purchased intangibles	(64)	(43)	(41)	(42)	(42)	(168)
2017 tax reform transition benefit	—	450	—	—	—	450
Income tax (expense) benefit ex 2017 tax reform transition benefit	(149)	(131)	61	(223)	(191)	(484)

Core operating loss	(462)	(160)	(290)	(536)	(463)	(1,449)
Chubb integration expenses, net of tax	(8)	(57)	(36)	(50)	(74)	(217)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(50)	(41)	(50)	(52)	(55)	(198)
Adjusted net realized gains (losses), net of tax (2)	43	142	76	227	47	492

Net loss	$(477)	$(116)	$(300)	$(411)	$(545)	$(1,372)

Unfavorable prior period development (PPD)—pre-tax	$10	$138	$87	$43	$10	$278

(1)	See Non-GAAP financial measures.
(2)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Losses and loss expenses incurred	5,016	870	4,146
Losses and loss expenses paid	(5,356)	(1,234)	(4,122)	99%
Other (incl. foreign exch. revaluation)	155	38	117

Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Add net recoverable on paid losses	—	1,160	(1,160)

Balance including net recoverable on paid losses	$63,139	$14,982	$48,157

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2018	December 31 2017
Reinsurance recoverable on paid losses and loss expenses
Active operations	$972	$808
Brandywine and Other Run-off	271	286

Total	$1,243	$1,094

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$12,842	$12,992
Brandywine and Other Run-off	1,217	1,269

Total	$14,059	$14,261

Gross reinsurance recoverable
Active operations	$13,814	$13,800
Brandywine and Other Run-off	1,488	1,555

Total	$15,302	$15,355

Provision for uncollectible reinsurance (1)
Active operations	$(188)	$(183)
Brandywine and Other Run-off	(132)	(138)

Total	$(320)	$(321)

Net reinsurance recoverable
Active operations	$13,626	$13,617
Brandywine and Other Run-off	1,356	1,417

Total	$14,982	$15,034

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.7 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	March 31 2018		December 31 2017
Market Value
Fixed maturities available for sale	$79,111		$78,939
Fixed maturities held to maturity	14,122		14,474
Short-term investments	2,874		3,561

Total fixed maturities	$96,107		$96,974

Asset Allocation by Market Value
Treasury	$4,277	4%	$4,049	4%
Agency	593	1%	564	1%
Corporate and asset-backed	26,564	28%	27,215	28%
Mortgage-backed	18,467	19%	18,032	19%
Municipal	19,550	20%	20,766	21%
Non-U.S.	23,782	25%	22,787	23%
Short-term investments	2,874	3%	3,561	4%

Total fixed maturities	$96,107	100%	$96,974	100%

Credit Quality by Market Value
AAA	$14,723	15%	$15,512	16%
AA	37,322	39%	37,407	39%
A	18,306	19%	18,369	19%
BBB	12,616	13%	12,377	13%
BB	7,710	8%	7,941	8%
B	5,235	6%	5,135	5%
Other	195	0%	233	0%

Total fixed maturities	$96,107	100%	$96,974	100%

Cost/Amortized Cost
Fixed maturities available for sale	$79,208		$77,835
Fixed maturities held to maturity	14,253		14,335
Short-term investments	2,874		3,561

Subtotal fixed maturities	96,335		95,731
Equity securities	948		737
Other investments	4,919		4,417

Total investment portfolio	$102,202		$100,885

Avg. duration of fixed maturities	4.3 years		4.2 years
Avg. market yield of fixed maturities	3.3%		2.9%
Avg. credit quality	A/Aa		A/Aa
Avg. yield on invested assets (1)	3.4%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Market Value at March 31, 2018
Agency residential mortgage-backed (RMBS)	$—	$15,176	$—	$—	$—	$15,176
Non-agency RMBS	28	27	85	29	24	193
Commercial mortgage-backed	2,809	203	86	—	—	3,098

Total mortgage-backed securities at market value	$2,837	$15,406	$171	$29	$24	$18,467

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Market Value at March 31, 2018
Asset-backed	$715	$102	$41	$26	$884
Banks	—	15	1,616	1,491	3,122
Basic Materials	—	—	101	207	308
Communications	—	163	260	1,257	1,680
Consumer, Cyclical	—	227	476	663	1,366
Consumer, Non-Cyclical	107	525	1,692	1,368	3,692
Diversified Financial Services	7	13	464	239	723
Energy	—	49	72	557	678
Industrial	—	27	745	522	1,294
Utilities	—	23	830	398	1,251
All Others	158	396	908	723	2,185

Total	$987	$1,540	$7,205	$7,451	$17,183

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Market Value at March 31, 2018
Asset-backed	$3	$2	$9	$14
Banks	—	—	—	—
Basic Materials	320	133	1	454
Communications	794	746	4	1,544
Consumer, Cyclical	1,032	551	40	1,623
Consumer, Non-Cyclical	826	1,194	47	2,067
Diversified Financial Services	188	124	—	312
Energy	626	240	4	870
Industrial	521	519	14	1,054
Utilities	209	70	—	279
All Others	726	424	14	1,164

Total	$5,245	$4,003	$133	$9,381

Investments 2	Page 21

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

March 31, 2018

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Government Securities
United Kingdom	$—	$1,392	$—	$—	$—	$1,392
Republic of Korea	—	1,071	—	—	—	1,071
Canada	988	—	—	—	—	988
Federative Republic of Brazil	—	—	—	—	812	812
Province of Ontario	—	9	630	—	—	639
United Mexican States	—	—	454	125	—	579
Province of Quebec	—	510	—	—	—	510
Federal Republic of Germany	494	—	—	—	—	494
Kingdom of Thailand	—	—	488	—	—	488
French Republic	—	343	—	—	—	343
Other Non-U.S. Government Securities	972	1,077	908	569	1,016	4,542

Total	$2,454	$4,402	$2,480	$694	$1,828	$11,858

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Corporate Securities
United Kingdom	$139	$93	$620	$980	$232	$2,064
Canada	104	164	371	478	337	1,454
United States (1)	3	26	188	380	401	998
France	6	49	543	278	35	911
Australia	126	174	355	159	14	828
Netherlands	71	10	340	193	50	664
Germany	154	38	117	216	24	549
Japan	—	37	376	7	4	424
Switzerland	50	19	164	158	19	410
China	—	1	258	43	8	310
Other Non-U.S. Corporate Securities	431	361	997	947	576	3,312

Total	$1,084	$972	$4,329	$3,839	$1,700	$11,924

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	March 31, 2018	Market Value	Rating
1	Wells Fargo & Co	$542	A-
2	JP Morgan Chase & Co	417	A-
3	Goldman Sachs Group Inc	410	BBB+
4	AT&T Inc	399	BBB+
5	Anheuser-Busch InBev NV	354	A-
6	Bank of America Corp	340	A-
7	Verizon Communications Inc	338	BBB+
8	General Electric Co	334	A
9	Morgan Stanley	328	BBB+
10	HSBC Holdings Plc	307	A

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended March 31, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities (1)	$(23)	$3	$(20)	$(1,211)	$223	$(988)	$(1,234)	$226	$(1,008)
Fixed income derivatives	17	(1)	16	—	—	—	17	(1)	16
Public equity	10	(2)	8	—	—	—	10	(2)	8
Private equity	44	(9)	35	—	—	—	44	(9)	35
Mark-to-market on public and private equity (2)	8	3	11	—	—	—	8	3	11

Total investment portfolio	56	(6)	50	(1,211)	223	(988)	(1,155)	217	(938)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (3)	60	—	60	—	—	—	60	—	60
Foreign exchange	(77)	9	(68)	397	(19)	378	320	(10)	310
Partially-owned entities (4)	(1)	—	(1)	—	—	—	(1)	—	(1)
Other (5)	2	—	2	(23)	4	(19)	(21)	4	(17)

Net gains (losses)	$40	$3	$43	$(837)	$208	$(629)	$(797)	$211	$(586)

(1)	Other-than-temporary impairments for the quarter in realized gains (losses) were $1 million for fixed maturities.
(2)	Effective Q1 2018, the company adopted new guidance that requires the recognition of mark-to-market changes of public equities and cost-method private equities to be recognized through realized gains (losses) on the income statement. Previously these unrealized gains (losses) were recorded through other comprehensive income (loss) on the balance sheet.
(3)	The quarter includes $22 million of gains on applicable hedges. These gains are both pre-tax and after-tax.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(5)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

	Three months ended March 31, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(12)	$6	$(6)	$256	$(95)	$161	$244	$(89)	$155
Fixed income derivatives	6	6	12	—	—	—	6	6	12
Public equity	4	—	4	28	(10)	18	32	(10)	22
Private equity	50	(18)	32	31	(3)	28	81	(21)	60

Total investment portfolio (6)	48	(6)	42	315	(108)	207	363	(114)	249
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (7)	19	—	19	—	—	—	19	—	19
Foreign exchange	(19)	6	(13)	134	(3)	131	115	3	118
Partially-owned entities (8)	(6)	2	(4)	—	—	—	(6)	2	(4)
Other (9)	3	—	3	(20)	(4)	(24)	(17)	(4)	(21)

Net gains (losses)	$45	$2	$47	$429	$(115)	$314	$474	$(113)	$361

(6)	Other-than-temporary impairments for the quarter in realized gains (losses) include $6 million for fixed maturities, $5 million for public equity and $8 million for private equity.
(7)	The quarter includes $74 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(8)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(9)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses)	Page 24

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	March 31 2018	December 31 2017	December 31 2016
Financial Debt:
Total short-term debt (1)	$1,669	$1,013	$500
Total long-term debt (2)	12,786	11,556	12,610

Total financial debt	$14,455	$12,569	$13,110
Hybrid debt:
Total trust preferred securities	308	308	308

Total	$14,763	$12,877	$13,418

Capitalization:
Shareholders’ equity	$51,287	$51,172	$48,275
Hybrid debt	308	308	308
Financial debt	14,455	12,569	13,110

Total capitalization	$66,050	$64,049	$61,693

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%
Financial debt	21.9%	19.6%	21.3%

Total hybrid & financial debt	22.4%	20.1%	21.8%

Note: As of March 31, 2018, there was $0.3 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	During March 2018, the $300 million 5.8% senior notes matured and were fully paid. In addition, the $1.0 billion junior subordinated capital securities were reclassified to short-term debt. Subsequently, on April 6, 2018, the capital securities were redeemed.
(2)	In March 2018, we issued $2.2 billion of European senior notes (€900 million at 1.55% due 2028 and €900 million at 2.5% due 2038).

Debt and Capital	Page 25

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended March 31
	2018	2017
Numerator
Core operating income to common shares	$1,097	$1,175
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(59)	(79)
Tax benefit on amortization adjustment	9	24
Chubb integration expenses, pre-tax	(10)	(111)
Tax benefit on Chubb integration expenses	2	37
Adjusted net realized gains (losses), pre-tax	40	45
Tax benefit on adjusted net realized gains (losses)	3	2

Net income	$1,082	$1,093

Rollforward of Common Shares Outstanding
Shares—beginning of period	463,833,179	465,968,716
Repurchase of shares	—	(1,036,064)
Shares issued, excluding option exercises	1,575,789	1,684,373
Issued for option exercises	422,518	605,994

Shares—end of period	465,831,486	467,223,019

Denominator
Weighted average shares outstanding (2)	465,703,240	468,903,086
Effect of other dilutive securities	3,770,351	3,828,604

Adj. wtd. avg. shares outstanding and assumed conversions	469,473,591	472,731,690

Basic earnings per share
Core operating income	$2.35	$2.50
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.11)	(0.12)
Chubb integration expenses, net of tax	(0.02)	(0.16)
Adjusted net realized gains (losses), net of tax	0.10	0.11

Net income	$2.32	$2.33

Diluted earnings per share
Core operating income	$2.34	$2.48
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.11)	(0.12)
Chubb integration expenses, net of tax	(0.02)	(0.16)
Adjusted net realized gains (losses), net of tax	0.09	0.11

Net income	$2.30	$2.31

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 26

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	March 31 2018	December 31 2017	March 31 2017
Shareholders’ equity	$51,287	$51,172	$49,224
Less: goodwill and other intangible assets, net of tax	20,706	20,621	20,013

Numerator for tangible book value per share	$30,581	$30,551	$29,211

Book value - % change over prior quarter	0.2%	1.4%	2.0%
Tangible book value - % change over prior quarter	0.1%	1.2%	3.4%
Denominator	465,831,486	463,833,179	467,223,019

Book value per common share	$110.10	$110.32	$105.35
Tangible book value per common share	$65.65	$65.87	$62.52
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$51,172	$50,471	$48,275
Core operating income	1,097	1,489	1,175
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(50)	(41)	(55)
Chubb integration expenses, net of tax	(8)	(57)	(74)
Adjusted net realized gains (losses), net of tax (2)	43	142	47
Net unrealized gains (losses) on the investment portfolio	(988)	(193)	207
Repurchase of shares	—	(123)	(140)
Dividend declared on common shares	(332)	(330)	(324)
Cumulative translation	378	(411)	131
Postretirement benefit liability	(18)	78	(24)
Other (3)	(7)	147	6

	$51,287	$51,172	$49,224

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 27

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and core operating income (loss) on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

Adjusted net realized gains (losses), net of tax includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses. The P&C combined ratio includes adjusted losses and loss expenses in the ratio numerator.

In presenting our segment income (loss) results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and adjusted operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on page 31.

P&C combined ratio is the sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

CAY P&C combined ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses. The denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated adjusted operating results (including corporate) and exclude the adjusted operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Core operating income (loss) is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude adjusted realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income (loss), as well.

Core operating income excluding catastrophe losses excludes the impact of catastrophe losses due to the significant size and number of these events in Q1 2018 which could obscure the underlying operating results. We believe this measure provides a better evaluation of our operating performance and enhances the understanding of the trends in our property and casualty business. Core operating income with expected level of catastrophe losses is a non-GAAP financial measure which excludes catastrophe losses above expected level. The adjustment for normalized catastrophe activity reduces the unusually large impact of catastrophe activity in Q1 2018 which could obscure our underlying performance. Current accident year core operating income excluding catastrophe losses is core operating income adjusted to exclude catastrophe losses and prior period development (PPD). We believe it is useful to exclude catastrophe losses, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our underlying performance. Core operating income, Core operating income excluding catastrophe losses, Core operating income with expected level of catastrophe losses, and Current accident year core operating income excluding catastrophe losses should not be viewed as a substitute for net income determined in accordance with GAAP. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on Chubb integration expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator is core operating income (loss), before tax. Core operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 27. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2017 in order to adjust for the distortive effects of fluctuations in exchange rates.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written excluding merger-related actions is a non-GAAP performance measure. Since the acquisition of The Chubb Corporation, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We believe that these measures are meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 28

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) or ROE calculated using core operating income: The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. Core operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

	1Q-18	1Q-17	Full Year 2017
Net income	$1,082	$1,093	$3,861
Core operating income	$1,097	$1,175	$3,784
Equity—beginning of period, as reported	$51,172	$48,275	$48,275
Less: unrealized gains (losses) on investments, net of deferred tax (1)	1,033	1,058	1,058

Equity—beginning of period, as adjusted	$50,139	$47,217	$47,217

Equity—end of period, as reported	$51,287	$49,224	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	45	1,265	1,450

Equity—end of period, as adjusted	$51,242	$47,959	$49,722

Weighted average equity, as reported	$51,230	$48,750	$49,724
Weighted average equity, as adjusted	$50,691	$47,588	$48,470
ROE	8.4%	9.0%	7.8%
Core operating ROE	8.7%	9.9%	7.8%

(1)	During Q1 2018, the company adopted new guidance that requires the reclassification of $417 million of unrealized appreciation to beginning retained earnings related to public equities and cost-method private equities. Refer to footnote 2 on page 24 for further information.

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the core operating effective tax rate:

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Tax expense (benefit), as reported	$135	$(382)	$(85)	$200	$128	$(139)
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(9)	(23)	(18)	(20)	(24)	(85)
Tax benefit on Chubb integration expenses	(2)	(20)	(14)	(22)	(37)	(93)
Tax expense (benefit) on adjusted net realized gains (losses)	(3)	(20)	8	19	(2)	5

Tax expense (benefit), adjusted	$149	$(319)	$(61)	$223	$191	$34

Income (loss) before tax, as reported	$1,217	$1,151	$(155)	$1,505	$1,221	$3,722
Less: amortization of fair value of acquired invested assets and debt (1)	(59)	(64)	(68)	(72)	(79)	(283)
Less: Chubb integration expenses	(10)	(77)	(50)	(72)	(111)	(310)
Less: adjusted realized gains (losses)	(4)	—	(5)	103	(7)	91
Less: realized gains (losses) related to unconsolidated entities	44	122	89	143	52	406

Core operating income (loss) before tax	$1,246	$1,170	$(121)	$1,403	$1,366	$3,818

Effective tax rate	11.1%	-33.1%	54.7%	13.3%	10.5%	-3.7%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.2%	3.7%	8.6%	0.6%	1.0%	2.3%
Adjustment for tax impact of Chubb integration expenses	0.1%	3.8%	6.6%	0.8%	1.7%	2.6%
Adjustment for tax impact of adjusted net realized gains (losses)	0.6%	-1.6%	-19.0%	1.3%	0.8%	-0.3%

Core operating effective tax rate	12.0%	-27.2%	50.9%	16.0%	14.0%	0.9%

(1)	Related to the acquisition of The Chubb Corporation.

Core operating income (loss)

The following table presents the reconciliation of Net income (loss) to Core operating income (loss):

	1Q-18	4Q-17	3Q-17	2Q-17	1Q-17	Full Year 2017
Net income (loss), as reported	$1,082	$1,533	$(70)	$1,305	$1,093	$3,861
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(59)	(64)	(68)	(72)	(79)	(283)
Tax benefit on amortization adjustment	9	23	18	20	24	85
Chubb integration expenses, pre-tax	(10)	(77)	(50)	(72)	(111)	(310)
Tax benefit on Chubb integration expenses	2	20	14	22	37	93
Adjusted net realized gains (losses)	(4)	—	(5)	103	(7)	91
Net realized gains (losses) related to unconsolidated entities (2)	44	122	89	143	52	406
Tax benefit (expense) on adjusted net realized gains (losses)	3	20	(8)	(19)	2	(5)

Core operating income (loss)	$1,097	$1,489	$(60)	$1,180	$1,175	$3,784

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 29

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE with expected level of Cats

1Q-18
Equity—beginning of period, as reported	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	1,033

Equity—beginning of period, as adjusted	$50,139

Equity—end of period, as reported	$51,287
Less: unrealized gains (losses) on investments, net of deferred tax	45

Equity—end of period, as adjusted	$51,242

Add: Actual Cats above expected levels	135

Equity—end of period, as adjusted, w/ expected level of Cats	$51,377

Weighted average equity, as reported	$51,230
Weighted average equity, as adjusted	$50,691
Weighted average equity, as adjusted, w/ expected level of Cats	$50,758
ROE	8.4%
Core operating ROE	8.7%
Core operating ROE, w/ expected level of Cats	9.7%

Core operating income measures

	1Q-18	1Q-17	% Change 1Q-18 vs. 1Q-17
Core operating income	$1,097	$1,175
Less: Catastrophe losses	(303)	(164)

Core operating income ex Cats	$1,400	$1,339	4.6%
Less: Prior period development	166	155

Core operating income ex Cats and PPD	$1,234	$1,184

Core operating income	$1,097	$1,175
Add: Actual Cats above expected levels	135	8

Core operating income w/ expected level of Cats	$1,232	$1,183	4.2%

Core operating income ex Cats per share	$2.98	$2.83	5.3%

Core operating income ex Cats and PPD per share	$2.63	$2.50	5.2%

Core operating income w/ expected level of Cats per share	$2.62	$2.50	4.8%

P&C combined ratio with expected level of Cats

	1Q-18	1Q-17
P&C combined ratio	90.1%	87.5%
Less: Catastrophe losses	5.8%	3.3%
Less: Prior period development	-3.3%	-3.8%

P&C CAY combined ratio excluding Cats	87.6%	88.0%
Add: Expected level of Cats	3.1%	3.2%

P&C CAY combined ratio w/ expected level of Cats	90.7%	91.2%
Add: Prior period development	-3.3%	-3.8%

P&C combined ratio w/ expected level of Cats	87.4%	87.4%

Reconciliation Non-GAAP 3	Page 30

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (CATs) and PPD.

Q1 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,908	$886	$(53)	$1,078	$67	$11	$3,897
Realized (gains) losses on crop derivatives		—	—	(2)	—	—	—	(2)

Adjusted losses and loss expenses	A	$1,908	$886	$(55)	$1,078	$67	$11	$3,895

Catastrophe losses		(78)	(284)	(1)	(15)	(2)	—	(380)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		101	6	76	22	14	(10)	209
Net earned premium adjustments on PPD—unfavorable (favorable)		—	—	40	—	1	—	41
Expense adjustments—unfavorable (favorable)		6	—	(4)	—	—	—	2
PPD reinstatement premiums		4	—	—	—	—	—	4

PPD—gross of related adjustments—favorable (unfavorable)		111	6	112	22	15	(10)	256

Loss and loss expense ex CATs and PPD	B	$1,941	$608	$58	$1,085	$80	$1	$3,773

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$703	$302	$(4)	$827	$50	$72	$1,950
Expense adjustments—favorable (unfavorable)		(6)	—	4	—	—	—	(2)

Policy acquisition costs and administrative expenses, adjusted	D	$697	$302	$—	$827	$50	$72	$1,948

Denominator
Net premiums earned	E	$3,029	$1,140	$43	$2,107	$168		$6,487
Net earned premium adjustments on PPD—unfavorable (favorable)		—	—	40	—	1		41
Reinstatement premiums expensed on PPD		4	—	—	—	—		4

Net premiums earned excluding adjustments	F	$3,033	$1,140	$83	$2,107	$169		$6,532

P&C Combined ratio
Losses and loss expense ratio	A/E	63.0%	77.7%	NM	51.1%	40.1%		60.0%
Policy acquisition costs and administrative expense ratio	C/E	23.2%	26.5%	NM	39.3%	29.4%		30.1%

P&C Combined ratio		86.2%	104.2%	NM	90.4%	69.5%		90.1%

CAY P&C combined ratio—ex Cats
Loss and loss expense ratio, adjusted	B/F	64.0%	53.3%	68.9%	51.4%	47.7%		57.7%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	23.0%	26.4%	-1.2%	39.3%	29.3%		29.9%

CAY P&C combined ratio—ex Cats		87.0%	79.7%	67.7%	90.7%	77.0%		87.6%

Combined ratio
Combined ratio								90.1%
Add: impact of gains and losses on crop derivatives								0.0%

P&C Combined ratio								90.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 31

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including realized gains and losses on crop derivatives.

Core operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

NM: Not meaningful.

Glossary	Page 32